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                                  DYNTEK, INC.
                             18881 VON KARMAN AVENUE
                                    SUITE 250
                                IRVINE, CA 92612



                                                                January 15, 2004

                      Re: Amendment to Registration Rights Agreement; and
                       Allonge to 20% Warrant Issued by DynTek, Inc.
                      (the "Company") in December 2003 Private Placement
                      --------------------------------------------------

          Gentlemen:

           In connection with the filing of the Registration Statement by the Company pursuant to the terms of the Registration Rights Agreement, dated as of December 5, 2003, by and among the Company and each of the Purchasers (the "Registration Agreement"), the Company and the Purchasers do hereby agree (the "Amendment") that (i) Section 6(b) of the Registration Agreement is amended to permit the Company to include in the Registration Statement, in addition to the Registrable Securities, up to an additional 3,000,000 shares of Company Class A Common Stock, $.0001 par value (the "Common Stock"), on behalf of Persons other than the Purchasers and their transferees and (ii) Section 11(b) of any warrants whose underlying Warrant Shares are included in Registrable Securities shall be amended such that it shall not be deemed an event triggering anti-dilution protection thereunder for the Company to issue up to 4,502, 817 other warrants to acquire shares of Common Stock, at a $.75 per share exercise price (the "Additional Warrants"), if such Additional Warrants are issued in consideration for a waiver granted to the Company by the holders of the Additional Warrants of certain registration rights held by the holders of such Additional Warrants. None of the Additional Warrants (or the shares underlying such warrants) will be included in the Registration Statement. Except as amended by the terms of this letter agreement, all other terms of the Registration Agreement remain in full force and effect and are not amended.

          In consideration for the Purchasers' agreement to the Amendment, the warrants to purchase 20% of the shares of Common Stock (the "20% Warrants") issued to the Purchasers pursuant to the terms of the Securities Purchase Agreement, dated as of December 5, 2003, by and among the Company and the Purchasers (the "Purchase Agreement"), the Company does hereby agree to amend the terms of the 20% Warrants by entering into an Allonge to the 20% Warrants in the form annexed hereto as Exhibit A (the "Allonge"), the effect of which Allonge is reduction of the exercise price of such 20% Warrant from $1.00 per share of Common Stock to $.75 per share of Common Stock (the "Reduction"). Except as amended by the terms of this letter agreement and the Allonge, all other terms of the 20% Warrants remain in full force and effect and are not amended.

          All capitalized terms used in this letter agreement and not otherwise defined herein shall have the meanings ascribed thereto in the Registration Agreement. This letter agreement may be signed in any number of counterparts, all of which when taken together shall constitute one and the same instrument.

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          Please acknowledge your agreement with the terms of this letter agreement and your acceptance of the Allonge as evidence of the Reduction, by signing the duplicate copies of this letter agreement and the Allonge, as provided, and returning them to the Company.


                                             Sincerely,


                                             ------------------------------
                                             Steven J. Ross, President
                                             and Chief Executive Officer


          AGREED AND ACKNOWLEDGED:



          -------------------------------
          [Name] [Title]

          cc:   Alpha Capital AG
                Bristol Investment Fund, Ltd.
                Bridges and PIPES, LLC
                Dan Purjes
                RHP Master Fund, Ltd
                M. Douglas Adkins
                HT Ardinger & Sons
                Gamma Opportunity Capital Partners LP
                Whalehaven Fund Limited
                Stone Street LP
                Duncan Capital